                                                                   EXHIBIT 99(e)










                              CLINICOM INCORPORATED
                               SECOND QUARTER 1994

PART 1 -- FINANCIAL INFORMATION

                             CLINICOM INCORPORATED
                            CONDENSED BALANCE SHEETS
                                     ASSETS

                                                                                  JUNE 30        DECEMBER 31
                                                                                   1994             1993
                                                                              ---------------  ---------------
CURRENT ASSETS:
  Cash and cash equivalents.................................................  $    13,465,536  $    15,373,156
  Trade accounts receivable.................................................        6,170,061        4,948,016
  Accrued revenue receivable................................................        4,270,822        2,693,306
  Inventories...............................................................        1,417,624        2,316,400
  Prepaid expenses..........................................................          121,876          548,358
                                                                              ---------------  ---------------
    Total current assets....................................................       25,445,919       25,879,236
                                                                              ---------------  ---------------
PROPERTY AND EQUIPMENT, at cost:
  Furniture and equipment...................................................          487,322          371,334
  Leasehold improvements....................................................          193,719          152,458
  Manufacturing equipment and tooling.......................................          965,684          702,760
  Research and development equipment and software...........................        2,310,060        2,058,899
                                                                              ---------------  ---------------
                                                                                    3,956,785        3,285,451
  Less -- Accumulated depreciation and amortization.........................       (2,184,403)      (1,898,339)
                                                                              ---------------  ---------------
                                                                                    1,772,382        1,387,112
                                                                              ---------------  ---------------
INTERNAL SOFTWARE DEVELOPMENT COSTS, net....................................          819,498          589,012
                                                                              ---------------  ---------------
PURCHASED SOFTWARE, net.....................................................        2,391,372        --
                                                                              ---------------  ---------------
OTHER ASSETS:
  Patent costs, net.........................................................           28,997           24,244
  Deposits and other, net...................................................          193,010           30,284
  Non current trade accounts receivable.....................................        --                 905,138
                                                                              ---------------  ---------------
    Total other assets......................................................          222,007          959,666
                                                                              ---------------  ---------------
                                                                              $    30,651,178  $    28,815,026
                                                                              ---------------  ---------------
                                                                              ---------------  ---------------

                                     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable..........................................................  $       831,011  $     1,036,102
  Accrued liabilities.......................................................        1,467,796          976,183
  Accrued compensation......................................................          723,224          637,592
  Commissions payable.......................................................          234,092          548,890
  Warranty and rework reserve...............................................          711,608          545,905
  Deferred revenue..........................................................        1,130,660        2,833,966
                                                                              ---------------  ---------------
    Total current liabilities...............................................        5,098,391        6,578,638
                                                                              ---------------  ---------------
STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value, 5,000,000 shares authorized; none
   issued...................................................................        --               --
  Common stock, $.001 par value, 30,000,000 shares authorized; 8,443,860 and
   8,052,490 shares issued at June 30, 1994 and December 31, 1993,
   respectively.............................................................            8,444            8,052
  Additional paid-in capital................................................       42,209,532       41,068,680
  Accumulated deficit.......................................................      (16,665,189)     (18,840,344)
                                                                              ---------------  ---------------
    Total stockholders' equity..............................................       25,552,787       22,236,388
                                                                              ---------------  ---------------
                                                                              $    30,651,178  $    28,815,026
                                                                              ---------------  ---------------
                                                                              ---------------  ---------------

                 The accompanying notes to financial statements are an integral part of these balance sheets.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF OPERATIONS

                                                          FOR THE THREE MONTHS           FOR THE SIX MONTHS
                                                             ENDED JUNE 30                  ENDED JUNE 30
                                                      ----------------------------  -----------------------------
                                                          1994           1993            1994           1993
                                                      -------------  -------------  --------------  -------------
SALES:
  Net system sales..................................  $   6,406,073  $   4,345,263  $   12,101,916  $   7,996,773
  Client support services...........................        788,153        479,411       1,506,434        898,526
                                                      -------------  -------------  --------------  -------------
                                                          7,194,226      4,824,674      13,608,350      8,895,299
                                                      -------------  -------------  --------------  -------------
COSTS AND EXPENSES:
  Cost of sales and support services................      3,413,271      2,595,767       6,656,911      4,860,172
  Research and development..........................        780,800        557,047       1,513,388      1,078,285
  Selling and marketing.............................      1,234,787        593,071       2,316,291      1,107,455
  General and administrative........................        598,252        407,270       1,175,180        841,733
                                                      -------------  -------------  --------------  -------------
                                                          6,027,110      4,153,155      11,661,770      7,887,645
                                                      -------------  -------------  --------------  -------------
INCOME FROM OPERATIONS..............................      1,167,116        671,519       1,946,580      1,007,654
OTHER INCOME (EXPENSE):
  Interest income...................................        226,166         30,805         426,286         67,934
  Interest expense..................................       --               (6,395)       --              (12,924)
  Other.............................................            989         10,264           2,289         11,191
                                                      -------------  -------------  --------------  -------------
NET INCOME BEFORE INCOME TAXES......................      1,394,271        706,193       2,375,155      1,073,855
PROVISION FOR INCOME TAXES..........................        130,000         45,000         200,000         80,000
                                                      -------------  -------------  --------------  -------------
NET INCOME..........................................  $   1,264,271  $     661,193  $    2,175,155  $     993,855
                                                      -------------  -------------  --------------  -------------
                                                      -------------  -------------  --------------  -------------
INCOME PER COMMON SHARE
  Primary...........................................  $        0.14  $        0.09  $         0.24  $        0.13
                                                      -------------  -------------  --------------  -------------
                                                      -------------  -------------  --------------  -------------
  Fully diluted.....................................  $        0.14  $        0.09  $         0.24  $        0.13
                                                      -------------  -------------  --------------  -------------
                                                      -------------  -------------  --------------  -------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
  Primary...........................................      8,862,878      7,410,564       8,904,684      7,389,204
                                                      -------------  -------------  --------------  -------------
                                                      -------------  -------------  --------------  -------------
  Fully diluted.....................................      8,862,878      7,453,324       8,907,142      7,453,308
                                                      -------------  -------------  --------------  -------------
                                                      -------------  -------------  --------------  -------------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF CASH FLOWS

                                                                                         FOR THE SIX MONTHS
                                                                                           ENDED JUNE 30
                                                                                   ------------------------------
                                                                                        1994            1993
                                                                                   --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income.....................................................................  $    2,175,155  $      993,855
  Adjustments to reconcile net income to net cash used in operating activities --
    Depreciation and amortization................................................         399,291         261,304
    Loss on disposal of assets...................................................        --                 4,890
    Additions to inventory reserve...............................................           4,015         224,689
    Loss on abandonment of patents...............................................        --                13,763
    Additions to warranty reserve................................................         165,703         169,321
    Increase in stockholders' notes and interest payable.........................        --                12,720
  Decrease (increase) in --
    Trade accounts receivable....................................................      (1,160,135)       (632,768)
    Accrued revenue receivable...................................................      (1,577,516)     (1,603,117)
    Inventories..................................................................         850,106        (148,499)
    Prepaid expenses.............................................................         426,482          45,562
    Deposits, other, and non current accounts receivable.........................         860,739          (5,248)
  Increase (decrease) in --
    Accounts payable.............................................................        (205,091)        750,813
    Accrued liabilities..........................................................         262,447         224,671
    Warranty reserve.............................................................        --               (47,266)
    Deferred revenue.............................................................      (1,703,306)       (802,176)
                                                                                   --------------  --------------
      Net cash flows from operating activities...................................  $      497,890  $     (537,486)
                                                                                   --------------  --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment.............................................  $     (596,678) $     (259,259)
  Patent costs...................................................................          (7,498)         (1,585)
  Internal software development costs............................................        (325,940)       (166,965)
  Short-term investments.........................................................        --             1,500,681
  Acquisition of KSH, Inc........................................................      (2,616,642)       --
                                                                                   --------------  --------------
      Net cash flows from investing activities...................................      (3,546,758)      1,072,872
                                                                                   --------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of notes payable....................................................        --                (1,576)
  Change in interest receivable..................................................        --              (304,254)
  Exercise of common stock options and employee stock purchases..................    1,141,248 --        --
                                                                                   --------------  --------------
      Net cash flows from financing activities...................................       1,141,248        (305,830)
                                                                                   --------------  --------------
NET CHANGE IN CASH AND CASH EQUIVALENTS..........................................      (1,907,620)        229,556
CASH AND CASH EQUIVALENTS, beginning of period...................................      15,373,156       3,426,520
                                                                                   --------------  --------------
CASH AND CASH EQUIVALENTS, end of period.........................................  $   13,465,536  $    3,656,076
                                                                                   --------------  --------------
                                                                                   --------------  --------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND NONCASH INVESTING AND
 FINANCING ACTIVITIES:
  Cash paid during period for interest...........................................        --        $          203
                                                                                   --------------  --------------
                                                                                   --------------  --------------
  Inventory transferred to property and equipment................................  $       44,655  $       16,479
                                                                                   --------------  --------------
                                                                                   --------------  --------------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 JUNE 30, 1994

NOTE 1:  PRESENTATION
    The accompanying financial information should be read in conjunction with the annual financial statements and notes thereto for the year ended December 31, 1993 included in the Company's 10-K. The financial information as of June 30, 1994 and for the three and six months ended June 30, 1994 and 1993 is unaudited; however, in the opinion of management, such information reflects all adjustments (consisting of normal recurring adjustments) which are necessary for the fair presentation of such information. The results of operations for the three and six months ended June 30, 1994 are not necessarily indicative of the results for the entire fiscal year.

NOTE 2:  INVENTORIES
    Inventories are stated at the lower of cost (first-in, first-out) or market, and consist of the following:

                                                                     JUNE 30      DECEMBER 31
                                                                      1994           1993
                                                                  -------------  -------------
Finished goods..................................................  $     389,691  $     828,351
Raw materials and components....................................      1,027,933      1,488,049
                                                                  -------------  -------------
                                                                  $   1,417,624  $   2,316,400
                                                                  -------------  -------------
                                                                  -------------  -------------

NOTE 3:  EARNINGS PER SHARE
    Earnings per share calculations are based on the daily weighted average number of common and common stock equivalents outstanding during each period. The dilutive effect of common stock equivalents from stock options and warrants is based on the treasury stock method using the average market price for each period or, for fully diluted earnings per share, the closing stock price for each period if higher.

NOTE 4:  PUBLIC OFFERING
    In July, 1993, the Company completed a stock offering. In conjunction with this offering, all outstanding common stock purchase warrants were exercised. This increased the number of shares of common stock outstanding by 662,500. Subsequently, the exercise of common stock options has increased the number of common shares outstanding to 8,443,860.

NOTE 5:  KSH SYSTEMS, INC. ACQUISITION
    On June 21, 1994, CliniCom Incorporated purchased substantially all of the assets of KSH Systems, Inc. The purchase price of $2,616,642 was allocated as follows: purchased software $2,404,732, other assets $120,000, trade accounts receivable $61,910 and property and equipment $30,000. The purchased software is being amortized over five years and other assets is being amortized over two years.

NOTE 6:  MAJOR CUSTOMERS
    The following customers accounted for more than 10% of total net sales for the three and six months ended June 30, 1994 and 1993:

                                     FOR THE THREE MONTHS    FOR THE SIX MONTHS ENDED
                                        ENDED JUNE 30                JUNE 30
                                   ------------------------  ------------------------
                                      1994         1993         1994         1993
                                   -----------  -----------  -----------  -----------
A................................       19.6%                     10.3%
B................................       12.4%
C................................       11.0%                     14.1%
D................................                                 13.9%
E................................                                 12.3%
F................................                    16.7%
G................................                    10.9%
H................................                    10.3%                     17.7%
I................................                                              14.8%